SOLID GROWTH. STRONG RETURNS. BEST-IN-CLASS OPERATOR. ITW Conference Call First Quarter 2013 April 23, 2013

SOLID GROWTH. STRONG RETURNS. BEST-IN-CLASS OPERATOR. Forward-Looking Statements 2 Safe Harbor Statement This conference call contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 including, without limitation, statements regarding strategic initiatives and related benefits, operating performance, growth in free operating cash flow, revenue and margin growth, diluted income per share from continuing operations, restructuring expenses and related benefits, tax rates, exchange rates, share repurchases, end market conditions, and the Company’s related 2013 forecasts. These statements are subject to certain risks, uncertainties, and other factors which could cause actual results to differ materially from those anticipated. Important risks that could cause actual results to differ materially from the Company’s expectations include those that are detailed in ITW’s Form 10-K for 2012. Non-GAAP Measures The Company uses certain non-GAAP measures in discussing the Company’s performance. The reconciliation of those measures to the most comparable GAAP measures is contained throughout this presentation and is also available at our website www.ITW.com under “Investor Relations”.

SOLID GROWTH. STRONG RETURNS. BEST-IN-CLASS OPERATOR. Conference Call Playback ●Replay number: 800-839-1334; No pass code necessary ●Telephone replay available through midnight of May 7, 2013 ●Webcast / PowerPoint replay available at www.itw.com ●Supplemental financial and investor information will be available on the ITW website under the “Investor Relations” tab 3

SOLID GROWTH. STRONG RETURNS. BEST-IN-CLASS OPERATOR. Enterprise Strategy Update 4 Portfolio Management • Announced strategic review of Industrial Packaging Segment (February 2013), and moved more than $600 million in 2013 forecasted revenues to discontinued operations • These moves, when completed, largely represent the end of our portfolio repositioning initiative Business Structure Simplification • Execution continues across organization • More than 100 BSS projects underway • Simplification benefits expected in 2013/2014 Strategic Sourcing • Hired Chief Procurement Officer and several segment & commodity leaders • Wave 1 and 2 programs are actively underway • Maximum impact expected in 2014 and beyond • ITW continues to execute its 2012-2017 Enterprise Strategy • ITW is committed to shareholder value-adding initiatives: portfolio management, business structure simplification and strategic sourcing • Overall execution is on track and operational benefits are being realized, contributing 40 bps of operating margin improvement in Q1. Impact will continue to accelerate as we move through 2013 and beyond. Financial Performance Goals (by 2017): - Organic growth: 200 bps above global IP - ROIC: 20%+ - Operating margins: 20%+

SOLID GROWTH. STRONG RETURNS. BEST-IN-CLASS OPERATOR. Reporting Changes 5 2012 Non-GAAP Results • 2012 non-GAAP results exclude the impacts of the Decorative Surfaces business and sale transaction •Several existing and previously divested businesses reclassified to discontinued operations • 2013 financial impact: • $600+ million in forecasted annualized revenues, ~7% operating margin • Full year forecast EPS dilution of 7 cents; 1 cent dilution in Q1 • Historical income statement results reclassified to discontinued operations •Realigned reporting segments to better match our portfolio management strategy • Modified our segment expense allocation methodology for expenses held at corporate level • Historical results reflect new segment structure and new expense allocation methodology Discontinued Operations Segment Reporting Changes

SOLID GROWTH. STRONG RETURNS. BEST-IN-CLASS OPERATOR. 6 $ in Millions, except per share amounts Total Revenue Operating Income Diluted EPS Total Revenue Operating Income Diluted EPS Actual Results (GAAP) $4,009 $660 $1.01 $4,358 $694 $0.95 Gain on incremental 51% acquisition - - 0.05 - - - Decorative Surfaces operating results - - - 275 42 0.06 Adjusted Results (Non-GAAP) $4,009 $660 $0.96 $4,083 $652 $0.89 Q1 2013 Growth vs. 2012 (Non-GAAP) -1.8% 1.2% 7.9% Q1 2013 Q1 2012 Q1 GAAP to Non-GAAP Reconciliation

SOLID GROWTH. STRONG RETURNS. BEST-IN-CLASS OPERATOR. 7 • Total operating revenue declined 1.8%, excluding Decorative Surfaces from 2012 • Organic revenue by category: • Equipment sales: -6% • Consumable sales: -1% •Operating margins improved 60 bps vs. last year •Adjusted Q1 EPS was 96 cents, 7.9% growth vs. adjusted Q1 2012 EPS • Tax rate of 29% Q1 2013 Highlights $ in Millions, except per share amounts Q1 2013 Q1 2012 F/(U) GAAP Operating Revenues 4,009$ 4,358$ -8.0% Operating Income 660$ 694$ -4.9% % of Revenues 16.5% 15.9% 60 bps Diluted EPS from Continuing Operations 1.01$ 0.95$ 6.3% Free Operating Cash Flow * 277$ 239$ 15.7% Non-GAAP * Operating Revenues 4,009$ 4,083$ -1.8% Operating Income 660$ 652$ 1.2% Diluted EPS from Continuing Operations, excluding discrete item and Decorative Surfaces 0.96$ 0.89$ 7.9% * See slide 6 and the Appendix for the reconciliation from GAAP to non-GAAP measurements.

SOLID GROWTH. STRONG RETURNS. BEST-IN-CLASS OPERATOR. 8 • North America (primarily US) organic revenue declined 1.9%; International organic revenue down 3.5% • Operating margins: +60 bps • Enterprise initiatives: +40 bps • Overhead management: +40 bps • Price/cost: +30 bps • Restructuring: +20 bps • Lower volume, operating leverage: -70 bps • Q1 Restructuring expense of $25M; Full year forecast $120M - $135M Q1 2013 vs. 2012 Operating Results Total Revenue Operating Income Operating Margin Organic (Base) Business Operating Leverage -2.7% -6.6% -70 bps Changes in Variable Margin & Overhead Costs - 6.1% 100 bps Total Organic (Base) -2.7% -0.5% 30 bps Acquisitions 1.3% -0.1% -20 bps Divestitures -6.4% -5.2% 20 bps Restructuring - 1.1% 20 bps Translation -0.2% -0.2% 10 bps Total -8.0% -4.9% 60 bps F(U) to Prior Year

SOLID GROWTH. STRONG RETURNS. BEST-IN-CLASS OPERATOR. 9 • Excludes Decorative Surfaces and discontinued operations ** Excludes Decorative Surfaces. See the Appendix for the reconciliation from GAAP to non-GAAP measurements. *** See the Appendix for the reconciliation from GAAP to non-GAAP measurements. $ in Millions Q1 2012 Q1 2013 Net cash provided by operating activities 323$ 366$ Additions to plant and equipment (84) (89) Free Operating C sh Flow *** 239$ 277$ $2,861 $2,789 63.1 62.6 Q1 2012 Q1 2013 Net Trade Receivables & DSO * Trade Receivables DSO $1,598 $1,514 1.9 1.8 Q1 20 2 Q1 2013 In entory & MOH * Inventory MOH $12,926 $12,562 14.3% 14.9% Q1 2012 Q1 2013 Avg. Invested Capital & ROIC ** Avg. Invested Capital ROIC Working Capital & Cash Flow FY 2013 Free Operating Cash Flow conversion forecasted to be close to 100% of Income from Continuing Operations

SOLID GROWTH. STRONG RETURNS. BEST-IN-CLASS OPERATOR. 10 * See the Appendix for the reconciliation from GAAP to non-GAAP measurements. • Organic investments continue to focus on key growth platforms and emerging market opportunities • $366M of share repurchases in Q1; Full year forecast $850M+ • Approximately $70M annualized revenues acquired in Q1 • Jan 2013 $174M dividend payment accelerated to 4Q 2012 1. Organic Investments 2. Dividends $0 YTD 3. External Investments Share Repurchases $366M YTD Acquisitions $56M YTD Capital Allocation Priorities 32% 33% 33% 32% 33% Q1 2012 Q2 2012 Q3 2012 Q4 2012 Q1 2013 Total Debt to Capital 1.4 1.4 1.5 1.5 1.5 Q1 2012 Q2 2012 Q3 2012 Q4 2012 Q1 2013 Total Debt to Adjusted EBITDA*Capital Struc ure

SOLID GROWTH. STRONG RETURNS. BEST-IN-CLASS OPERATOR. 11 Note: Excludes Decorative Surfaces 2012 revenue and impact of currency • EMEA drives organic decline • North America slightly weaker than expected • Asia Pacific region reflects strong performance across China and India; Australia and Singapore down •South American performance reflects improvements in Brazil Revenue Growth by Geography Q1 2013 vs. 2012 -3% -2% -4% -6% 1% 4% -2% -1% -3% -4% -0.3% 6% Total Company North America International EMEA Asia Pacific South America Organic (Base) Growth Total Growth

SOLID GROWTH. STRONG RETURNS. BEST-IN-CLASS OPERATOR. 12 Note: Adjusted operating margin excludes intangible amortization and other non-cash acquisition accounting items. * See the Appendix for the reconciliation from GAAP to non-GAAP measurements. Q1 2013 Segment Results $ in Millions Total Revenue Operating Income Operating Margin Adjusted Operating Margin * Total Revenue Organic (Base) Revenue * Operating Margin Test & Measurement and Electronics 520$ 68$ 13.0% 17.2% -2.1% -3.4% 120 bps Automotive OEM 589 117 19.8% 19.9% 4.0% 4.0% 10 bps Polymers & Fluids 495 72 14.6% 18.7% -5.9% -6.7% -30 bps Food Equipment 467 78 16.7% 17.4% -1.2% -2.5% 70 bps Welding 472 122 26.0% 26.5% -4.8% -5.5% -200 bps Construction Products 418 49 11.7% 12.7% -3.3% -3.4% 320 bps Specialty Products 481 96 19.9% 21.6% 3.6% 0.3% 80 bps Industrial Packaging 579 72 12.4% 13.5% -4.7% -4.4% 130 bps Intersegment (12) Total Segments 4,009$ 674$ 16.8% 18.5% -1.8% -2.7% 60 bps Unallocated - (14) n/a Total Company 4,009$ 660$ 16.5% 18.2% -8.0% -2.7% 60 bps F(U) vs. prior yearQ1 2013

Q1 2013 Segment Commentary

ITW

Organic Revenue Y/O/Y % Changes / Key Business Trends	
Test & Measurement and Electronics	~ Test & Measurement WW: 2%, Instron drives growth ~ Total Electronics: -9%, due to slowing in electronics assembly business
Automotive OEM	~ Auto OEM WW: 4% · NA: 3% · International: 5% · Europe: -2%, ITW outperforms European auto builds · Asia Pacific: 24%, due to robust China auto build / penetration ~ Auto builds: NA: 1%, Europe: -8%, WW -1%
Polymers & Fluids	~ WW Polymers & Hygiene: -8%, PLS activities continue ~ WW Fluids: -4% ~ WW Auto Aftermarket: -6%
Food Equipment	~ Food Equipment NA: -1% - Equipment: -3% - Service: 3% ~ Food Equipment International: -4% - Equipment: -9%, cooking and refrigeration slows in France, Italy, and U.K. - Service: 4%
Welding	~ WW: -6%, general industrial markets (heavy equipment) slow ~ NA: -6%, International: -5% ~ WW Welding faced most difficult "comp" of all segments; welding demand accelerated late in quarter
Construction Products	~ Construction International: -6%, Europe: -10%, Asia Pacific: -2% ~ Construction NA: 2% (residential and renovation construction were positive; commercial construction was negative)
Specialty Products	~ Consumer Packaging: 1% ~ Appliance WW: -3%
Industrial Packaging	~ Total Industrial Packaging NA: -1% ~ Total Industrial Packaging International: -7% ~ Strapping and Equipment WW: -8%, steel strapping volumes decline in NA and Europe ~ Protective Packaging WW: 4% ~ Stretch Packaging WW: -8%

Note: WW = Worldwide; NA = North America; PLS = Product Line Simplification

SOLID GROWTH. STRONG RETURNS. BEST-IN-CLASS OPERATOR.

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SOLID GROWTH. STRONG RETURNS. BEST-IN-CLASS OPERATOR. 14 $ in Millions, except per share amounts Total Revenue Operating Income Diluted EPS Total Revenue Operating Income Diluted EPS Actual Results (GAAP) $4,463 $758 $1.09 $17,224 $2,806 $5.21 Decorative Surfaces net gain - - - - - 1.34 Decorative Surfaces equity interest - - - - - (0.04) Decorative Surfaces operating results 286 48 0.07 921 143 0.21 Actual Results (Proforma) $4,177 $710 $1.02 $16,303 $2,663 $3.70 Q2 2012 2012 Full Year 2012 Q2 and Full Year Proforma

SOLID GROWTH. STRONG RETURNS. BEST-IN-CLASS OPERATOR. 15 ** Growth comparisons are to 2012 proforma results. See slide 14 for the reconciliation from GAAP to non-GAAP measurements. Q2 Forecast Jan Fcst April Fcst Total Revenue ** 2.5% - 3.5% 3% - 5% 2% - 4% Organic Revenue Growth 1% - 3% 0% - 2% Diluted EPS from Continuing Operations $1.04 - $1.12 $4.13 - $4.37 $4.15 - $4.35 % F/(U) to 2012 Diluted EPS from Continuing Operations ** 2% - 10% 10% - 16% 12% - 18% Operating Margins 16.5% - 16.9% 16.9% - 17.3% Tax Rate 28.5% - 29.5% 28.5% - 29.5% Restructuring $40 - $45M* $120 - $140M $120 - $135M Share Repurchases $500M+ $850M+ Full Year 2013 Guidance $3.70 $4.25 $0.32 $0.02 ($0.05) $0.03 $0.05 $0.18 2012 FY EPS Proforma** Base, incl initiatives Acq/Div Restructuring Non- Operating Taxes Shares 2013 FY EPS Fcst * Note: Higher restructuring spend reduces operating margin 70 bps and EPS by $0.05 versus Q2 2012

SOLID GROWTH. STRONG RETURNS. BEST-IN-CLASS OPERATOR. 16 Q&A

SOLID GROWTH. STRONG RETURNS. BEST-IN-CLASS OPERATOR. 17 Appendix: GAAP to Non-GAAP Reconciliations & Segment Tables

SOLID GROWTH. STRONG RETURNS. BEST-IN-CLASS OPERATOR. The Company uses return on average invested capital (“ROIC”) to measure the effectiveness of its operations' use of invested capital to generate profits. Invested capital represents the net assets of the Company, excluding cash and equivalents and outstanding debt, which are excluded as they do not represent capital investment in the Company's operations. Average invested capital is calculated using balances at the start of the period and at the end of each quarter. For further information on ROIC, see the Company’s annual report on Form 10-K for 2012. 18 Appendix Return on Average Invested Capital Note: Operating income and average invested capital have been adjusted to eliminate the impact of Decorative Surfaces * See slide 6 for the reconciliation from GAAP to non-GAAP measurements $ in Millions Q1 2012 Q1 2013 Operating income 652$ * 660$ Taxes: (29% for 2012 & 29% for 2013) (189) (191) Operating income after taxes 463$ 469$ Invested capital at end of period: Trade receivables 3,134$ 2,789$ Inventories 1,824 1,514 Net plant and equipment 2,100 1,960 Goodwill and intangible assets 7,889 7,574 Accounts payable and accrued expenses (2,219) (1,984) Net assets held for sale 299 232 Other, et 569 544 Invested capital 13,596 12,629 Adjustment for Decorative Surfaces (301) (170) Total adjusted invested capital 13,295$ 12,459$ Average invested capital 12,926$ 12,562$ Return on average invested capital 14.3% 14.9%

SOLID GROWTH. STRONG RETURNS. BEST-IN-CLASS OPERATOR. The Company uses free operating cash flow to measure cash flow generated by operations that is available for dividends, acquisitions, share repurchases and debt repayment. Free operating cash flow represents net cash provided by operating activities less additions to plant and equipment. For further information on free operating cash flow, see the Company’s annual report on Form 10-K for 2012. 19 $ in Millions Q1 2012 Q1 2013 Net cash provided by operating activities 323$ 366$ Additions to plant and equipment (84) (89) Free Operating C sh Flow 239$ 277$ Appendix Free Operating Cash Flow

Appendix
Total Debt to Adjusted EBITDA

ITW

The Company uses the ratio of total debt to adjusted EBITDA to measure its ability to repay its outstanding debt obligations. The ratio of total debt to adjusted EBITDA represents total debt divided by income from continuing operations before interest expense, gain on sale of interest in Decorative Surfaces, other income (expense), income taxes, depreciation, and amortization and impairment of goodwill and other intangible assets on a trailing twelve month (TTM) basis.

For further information on total debt to adjusted EBITDA, see the Company's annual report on Form 10-K for 2012.

$ in Millions	Q1 2012	Q2 2012	Q3 2012	Q4 2012	Q1 2013
Short-term debt	$ 1,244	$ 1,438	$ 424	$ 459	$ 456
Long-term debt	3,521	3,468	4,572	4,589	4,556
Total debt	$ 4,765	$ 4,906	$ 4,996	$ 5,048	$ 5,012
Income from continuing operations (TTM)	$ 1,843	$ 1,889	$ 1,916	$ 2,464	$ 2,459
Add:					
Interest expense	197	202	206	213	223
Gain on sale of interest in Decorative Surfaces	-	-	-	(933)	(933)
Other income (expense)	(56)	(66)	(41)	(14)	(52)
Income taxes	733	754	756	1,076	1,075
Depreciation	335	332	325	323	318
Amortization and impairment of goodwill and other intangible assets	261	273	277	278	277
Adjusted EBITDA (TTM)	$ 3,313	$ 3,384	$ 3,439	$ 3,407	$ 3,367
Total Debt to Adjusted EBITDA	**1.4**	**1.4**	**1.5**	**1.5**	**1.5**

SOLID GROWTH. STRONG RETURNS. BEST-IN-CLASS OPERATOR. 20

SOLID GROWTH. STRONG RETURNS. BEST-IN-CLASS OPERATOR. 21 Appendix 2012 G AP to Proforma $ in Millions, except per share amounts Total Revenue Operating Income Diluted EPS Total Revenue Operating Income Diluted EPS Actual Results (GAAP) $4,358 $694 $0.95 $4,463 $758 $1.09 Decorative Surfaces operating results 275 42 0.06 286 48 0.07 Actual Results (Proforma) $4,083 $652 $0.89 $4,177 $710 $1.02 $ in Millions, except per share amounts Total Revenue Operating Income Diluted EPS Total Revenue Operating Income Diluted EPS Total Revenue Operating Income Diluted EPS Actual Results (GAAP) $4,337 $752 $1.08 $4,066 $602 $2.11 $17,224 $2,806 $5.21 Decorative Surfaces net gain - - - - - 1.37 - - 1.34 Decorative Surfaces equity interest - - - - - (0.04) - - (0.04) Decorative Surfaces operating results 267 41 0.06 93 12 0.01 921 143 0.21 Actual Results (Proforma) $4,070 $711 $1.02 $3,973 $590 $0.77 $16,303 $2,663 $3.70 2012 Full Year Q1 2012 Q2 2012 Q3 2012 Q4 2012

SOLID GROWTH. STRONG RETURNS. BEST-IN-CLASS OPERATOR. Appendix Segment Structure 22 Test & Measurement and Electronics Automotive OEM Welding Polymers & Fluids Specialty Products Industrial Packaging Food Equipment Construction Products Test & Measurement and Electronics platforms combined to form new segment Automotive aftermarket moved to Polymers & Fluids. Welding becomes independent segment. Electronics combined with Test & Measurement to form new segment. Addition of automotive aftermarket Test & Measurement moved to new segment with Electronics. No change No change No change Divested Transportation Power Systems & Electronics Polymers & Fluids All Other Industrial Packaging Food Equipment Construction Products Decorative Surfaces 2012 New 2013 Note: 2013 segments reflect the reclassification of certain businesses to discontinued operations

SOLID GROWTH. STRONG RETURNS. BEST-IN-CLASS OPERATOR. 23 Segment Results Q1 2013 vs. 2012 Appendix Total Revenue Industrial Packaging Test & Measurement & Electronics Automotive OEM Polymers & Fluids Food Equipment Welding Construction Specialty Products Total Organic (Base) -4.4% -3.4% 4.0% -6.7% -2.5% -5.5% -3.4% 0.3% Acquisitions 0.3% 1.8% 0.0% 2.0% 1.5% 0.8% 1.0% 3.4% Translation -0.6% -0.5% 0.0% -1.2% -0.2% -0.1% -0.3% -0.1% Total Revenue -4.7% -2.1% 4.0% -5.9% -1.2% -4.8% -3.3% 3.6% Operating Margin Industrial Packaging Test & Measurement & Electronics Automotive OEM Polymers & Fluids Food Equipment Welding Construction Specialty Products Organic (Base) Business Operating Leverage -130 bps -120 bps 60 bps -200 bps -70 bps -80 bps -120 bps 10 bps Changes in Variable Margin & Overhead Costs 190 bps 200 bps -30 bps 300 bps 180 bps -80 bps 250 bps 130 bps Total Organic (Base) 60 bps 80 bps 30 bps 100 bps 110 bps -160 bps 130 bps 140 bps Acquisitions - -20 bps - -30 bps -30 bps -40 bps -20 bps -70 bps Divestitures - - - - - - 10 bps - Restructuring 80 bps 70 bps -30 bps -110 bps -10 bps -20 bps 210 bps - Translation -10 bps -10 bps 10 bps 10 bps - 20 bps -10 bps 10 bps Total Operating Margin 130 bps 120 bps 10 bps -30 bps 70 bps -200 bps 320 bps 80 bps

SOLID GROWTH. STRONG RETURNS. BEST-IN-CLASS OPERATOR. 24 Operating Margin % Reconciliation Appendix Q1 2013 Industrial Packaging Test & Measurement & Electronics Automotive OEM Polymers & Fluids Food Equipment Welding Construction Specialty Products Operating Margin % 12.4% 13.0% 19.8% 14.6% 16.7% 26.0% 11.7% 19.9% Amortization of intangibl assets & other non-cash acquisition accounting items 1.1% 4.2% 0.1% 4.1% 0.7% 0.5% 1.0% 1.7% Adjusted Operating Margin % 13.5% 17.2% 19.9% 18.7% 17.4% 26.5% 12.7% 21.6%

Appendix
2011 & 2012 Segment Data

ITW

Restated for Discontinued Operations and Segment Changes

$ in Millions	Q1 2012			Q2 2012			Q3 2012			Q4 2012			2012 Full Year			2011 Full Year		
	Total Revenue	Operating Income	Operating Margin %	Total Revenue	Operating Income	Operating Margin %	Total Revenue	Operating Income	Operating Margin %	Total Revenue	Operating Income	Operating Margin %	Total Revenue	Operating Income	Operating Margin %	Total Revenue	Operating Income	Operating Margin %
Industrial Packaging	$ 608	$ 68	11.1%	$ 622	$ 78	12.6%	$ 595	$ 76	12.8%	$ 571	$ 66	11.6%	$ 2,396	$ 288	12.0%	$ 2,436	$ 270	11.1%
Test & Measurement and Electronics	530	62	11.8%	593	93	15.7%	623	114	18.2%	553	73	13.2%	2,299	342	14.9%	2,011	300	14.9%
Automotive OEM	566	112	19.7%	547	109	19.9%	521	99	19.1%	537	101	18.8%	2,171	421	19.4%	2,092	386	18.4%
Polymers & Fluids	526	78	14.9%	550	91	16.6%	510	81	15.8%	485	76	15.7%	2,071	326	15.8%	2,069	329	15.9%
Food Equipment	473	76	16.0%	476	78	16.4%	491	93	19.0%	499	85	17.0%	1,939	332	17.1%	1,985	311	15.7%
Welding	495	139	28.0%	469	121	25.9%	443	109	24.5%	440	101	23.0%	1,847	470	25.4%	1,724	440	25.5%
Construction Products	433	37	8.5%	453	61	13.4%	442	60	13.7%	433	47	10.8%	1,761	205	11.6%	1,792	226	12.6%
Specialty Products	465	88	19.1%	481	106	22.0%	458	90	19.6%	467	81	17.4%	1,871	365	19.5%	1,856	383	20.6%
Intersegment	(13)			(14)			(13)			(12)			(52)			(58)		
Total Segments	**$ 4,083**	**$ 660**	**16.2%**	**$ 4,177**	**$ 737**	**17.6%**	**$ 4,070**	**$ 722**	**17.7%**	**$ 3,973**	**$ 630**	**15.9%**	**$16,303**	**$ 2,749**	**16.9%**	**$15,907**	**$ 2,645**	**16.6%**
Unallocated	-	(8)	n/a	-	(27)	n/a	-	(11)	n/a	-	(40)	n/a	-	(86)	n/a	-	(130)	n/a
Decorative Surfaces	275	42	15.3%	286	48	16.8%	267	41	15.4%	93	12	12.9%	921	143	15.5%	1,084	154	14.2%
Total Company	**$ 4,358**	**$ 694**	**15.9%**	**$ 4,463**	**$ 758**	**17.0%**	**$ 4,337**	**$ 752**	**17.3%**	**$ 4,066**	**$ 602**	**14.8%**	**$17,224**	**$ 2,806**	**16.3%**	**$16,991**	**$ 2,669**	**15.7%**

SOLID GROWTH. STRONG RETURNS. BEST-IN-CLASS OPERATOR.

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